EXHIBIT 99.3

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (the “Agreement”) is made and dated as of July 6, 2005 by and between QUADRAMED CORPORATION (the “Grantor”) and James D. Durham (the “Secured Party”).

As collateral security for amounts due under that certain $1,400,000 Promissory Note dated the date hereof from Grantor to Secured Party (the “Note”), which Note and this Agreement are being delivered pursuant to the terms of a Settlement Agreement and General Release dated the date hereof (the “Settlement Agreement”) by and between Grantor and the Secured Party, and, after they have provided their respective acknowledgements and agreements, the James Dean Durham Irrevocable Insurance Trust dated October 24, 1996 and the John Hancock Variable Life Insurance Company (“John Hancock Insurance”).

For other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1 Definition of Terms Used Herein. Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the Note and all references to the Uniform Commercial Code shall mean the Uniform Commercial Code in effect in the State of California.

SECTION 1.2 Definition of Certain Terms Used Herein. As used herein, the following terms shall have the following meanings:

“Collateral” shall mean all of Grantor’s now owned or hereafter acquired right, title and interest in (a) the Policy Rights, and (b) proceeds thereof.

“Obligations” shall mean all of Grantor’s obligations to Secured Party pursuant to the terms of the Note, the Settlement Agreement and this Agreement.

“Perfection Certificate” shall mean a certificate substantially in the form of Annex I hereto, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a responsible officer of Grantor.

“Policy” means Policy No. 50686001 issued by the John Hancock Variable Life Insurance Company (herein called the “Insurer”) and any supplementary contracts issued in connection therewith (said policy and contracts being herein called the “Policy”), upon the life of James D. Durham, being the “Policy” referred to in the Settlement Agreement.

“Policy Rights” means the collective reference to all of the Grantor’s right, title and interest in and to the SDI Agreement, the Policy and the SDI Assignment including, without limitation, the right to receive payments from the Policy up to the amount of the Obligations pursuant to the SDI Agreement including, without limitation, annual distributions under the Policy and the death benefits under the Policy and all unearned premiums paid in advance under the Policy.

“Proceeds” shall have the meaning assigned to such term by the Uniform Commercial Code.

“SDI Agreement” has the meaning set forth in the Settlement Agreement.

“SDI Assignment” shall have the meaning set forth in the Settlement Agreement.

ARTICLE II

SECURITY INTEREST

SECTION 2.1 Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations; and any extensions, renewals or modifications of the Obligations, the Grantor hereby collaterally assigns and pledges to the Secured Party, its successors and assigns, and hereby grants to the Secured Party, its successors and assigns, a first priority security interest in, all of the Grantor’s right, title and interest in, to and under the Collateral (the “Security Interest”). Without limiting the foregoing, the Secured Party is hereby authorized to file one or more financing statements, continuation statements, or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by the Grantor, without the signature of the Grantor, and naming the Grantor as debtor and the Secured Party as secured party.

SECTION 2.2 Further Agreements. The Grantor agrees that, without detracting from the generality of the foregoing, until the Obligations are satisfied, the Grantor will not (a) surrender the Policy or receive the surrender value thereof at any time provided by the terms of the Policy or at such other times as the Insurer may allow or (b) take loans or advances on the Policy, either from the Insurer or, at any time, from other persons, or pledge or assign the Policy as security for such loans or advances, except as contemplated by this Agreement. The Grantor further agrees that it will not surrender the Policy, receive the surrender value thereunder, terminate the SDI Agreement or otherwise receive any payment from the Policy and pursuant to the SDI Agreement except as in conformity with paragraph 3 of the Settlement Agreement. The Grantor hereby directs John Hancock Insurance to pay directly to Durham the amounts owed to the Grantor under the SDI Assignment up to the amount of the Obligations set forth herein and in the Note; those amounts shall be paid from John Hancock Insurance to Durham at the time they come due as set forth by the Settlement Agreement. In connection with the payment of the Obligations, Grantor hereby assigns as collateral security for the Obligations to Secured Party all of the specific rights set forth in Paragraph C of the SDI Assignment.

SECTION 2.3 No Assumption of Liability. The Security Interest is granted as security only and shall not subject the Secured Party or any other Secured Party to, or in any way alter or modify, any obligation or liability of the Grantor with respect to or arising out of the Collateral.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

The Grantor represents and warrants to the Secured Party that:

SECTION 3.1 Title and Authority. The Grantor has good and valid rights in and title to the Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Secured Party the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval which has been obtained.

SECTION 3.2 Filings. The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein is correct and complete in all material respects as of the date hereof. The Grantor promptly shall authorize, or execute and deliver, as Secured Party may reasonably request Uniform Commercial Code financing statements and other appropriate filings, recordings or registrations containing a description of the Collateral for filing in each governmental, municipal or other office specified in the Perfection Certificate and fully executed notices and acknowledgements under the Policy, which the Secured Party reasonably believes are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected first priority security interest in favor of the Secured Party in respect of all Collateral in which the Security Interest may be perfected by filing, recording, registration, giving notice or obtaining acknowledgement under the Uniform Commercial Code or other applicable law.

SECTION 3.3 Validity of Security Interest. The Security Interest constitutes a legal and valid first priority security interest in all the Collateral securing the payment and performance of the Obligations.

SECTION 3.4 Absence of Other Liens. The Collateral is owned by the Grantor free and clear of any lien. Except as provided by this Agreement, the Grantor has not filed or consented to the filing of (a) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Collateral, (b) any assignment in which the Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral or (c) any assignment in which the Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect.

ARTICLE IV

COVENANTS

SECTION 4.1 Change of Name; Location of Collateral; Records; Place of Business. The Grantor agrees promptly to notify the Secured Party in writing of any change (i) in its corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility), (iii) in its identity or corporate structure or (iv) in its organizational identification number. The Grantor agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code that are required in order for the Secured Party to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Collateral.

SECTION 4.2 Periodic Certification. Each year, at the request of the Secured Party, the Grantor shall, upon the request of the Secured Party, deliver to the Secured Party a certificate executed by a responsible officer of the Grantor setting forth the information required pursuant to the Perfection Certificate or confirming that there has been no change in such information since the date of such certificate or the date of the most recent certificate delivered pursuant to this Section 4.2.

SECTION 4.3 Protection of Security. The Grantor shall, at its own cost and expense, take any and all actions necessary to defend title to the Collateral against all persons.

SECTION 4.4 Further Assurances. The Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Secured Party may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest, the filing of any financing statements or other documents in connection herewith or therewith and the giving of other notices and acknowledgements reasonably necessary under applicable law to protect and preserve the Security Interest including, without limitation, all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant hereto to the extent necessary to protect and perfect the Security Interest under the Uniform Commercial Code and all notices and acknowledgements under the Policy have been given and received to the extent necessary to protect and perfect the Security Interest under any other applicable law.

SECTION 4.5 Continuing Obligations of the Grantor. The Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and the Grantor agrees to indemnify and hold harmless the Secured Party and the Secured Party from and against any and all liability for such performance.

SECTION 4.6 Use and Disposition of Collateral. Except as provided herein, Grantor shall not make or permit to be made an assignment, pledge or hypothecation of the Collateral or shall grant any other lien in respect of the Collateral.

ARTICLE V

POWER OF ATTORNEY

The Grantor irrevocably makes, constitutes and appoints the Secured Party (and all agents designated by the Secured Party) as the Grantor’s true and lawful agent and attorney-in-fact, and in such capacity the Secured Party shall have the right, with power of substitution for the Grantor and in the Grantor’s name or otherwise, for the use and benefit of the Secured Party upon the occurrence and during the continuance of an Event of Default (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (d) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; and (e) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Secured Party were the absolute owner of the Collateral for all purposes; provided, however, that, except to the extent the Secured Party has become the assignee of record with John Hancock Insurance, nothing herein contained shall be construed as requiring or obligating the Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Secured Party, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Secured Party with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Grantor or to any claim or action against the Secured Party. It is understood and agreed that the appointment of the Secured Party as the agent and attorney-in-fact of the Grantor for the purposes set forth above is coupled with an interest and is irrevocable subject to Section 6.12. Except to the extent the Secured Party has become the assignee of record with John Hancock Insurance, the provisions of this Section shall in no event relieve the Grantor of any of its obligations hereunder or under the Note or the Settlement Agreement with respect to the Collateral or any part thereof or impose any obligation on the Secured Party to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Secured Party of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder, under the Note or the Settlement Agreement, by law or otherwise.

ARTICLE VI

MISCELLANEOUS

SECTION 6.1 Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in the Settlement Agreement.

SECTION 6.2 [Intentionally deleted]

SECTION 6.3 Survival of Agreement. All covenants, agreements, representations and warranties made by the Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Secured Party and shall survive the mutual release contained in Section 4 of the Settlement Agreement, and shall continue in full force and effect until the Obligations have been satisfied or released.

SECTION 6.4 Binding Effect; Several Agreement. This Agreement shall become effective as to the Grantor when a counterpart hereof executed on behalf of the Grantor shall have been delivered to the Secured Party and a counterpart hereof shall have been executed on behalf of the Secured Party, and thereafter shall be binding upon the Grantor and the Secured Party and their respective successors and assigns, and shall inure to the benefit of the Grantor, the Secured Party and their respective successors and assigns, except that Secured Party’s rights hereunder shall be freely assignable and that Grantor shall not have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void).

SECTION 6.5 Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Grantor or the Secured Party that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

SECTION 6.6 Secured Party’s Fees and Expenses; Indemnification.

(a) The Grantor agrees to pay upon demand to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees, disbursements and other charges of its counsel and of any experts or agents, which the Secured Party may incur in connection with (i) during the continuance of an “Event of Default” (as defined in the Note), the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral (excluding the preparation and filing of Uniform Commercial Code financing statements and continuations thereof), (ii) the exercise, enforcement or protection of any of the rights of the Secured Party hereunder or (iii) the failure of the Grantor to perform or observe any of the provisions hereof.

(b) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby. The provisions of this Section 6.6 shall remain operative and in full force and effect regardless of the termination of this Agreement or the Note, the consummation of the transactions contemplated hereby, the repayment of the Note, or the invalidity or unenforceability of any term or provision of this Agreement. All amounts due under this Section 6.6 shall be payable on written demand therefor.

SECTION 6.7 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA, EXCLUDING SUCH STATE’S CONFLICT OF LAWS PRINCIPLES.

SECTION 6.8 Waivers, Amendment. (a) No failure or delay of the Secured Party in exercising any power or right hereunder shall operate as a waiver thereof: nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Secured Party hereunder and under the Note are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or the Note or consent to any departure by the Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Grantor in any case shall entitle the Grantor or any other Grantor to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Secured Party and the Grantor or Grantor with respect to which such waiver, amendment or modification is to apply.

SECTION 6.9 Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 6.10 Counterparts. This Agreement maybe executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract (subject to Section 6.4), and shall become effective as provided in Section 6.4. Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 6.11 Headings. Article and Section headings used herein are for the purpose of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 6.12 Termination. This Agreement and the Security Interest shall terminate when all the Obligations then due and owing have been paid in full, at which time the Secured Party shall deliver to the Grantor, at the Grantor’s expense, all Uniform Commercial Code termination statements and similar documents which the Grantor shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section 6.12 shall be without recourse to or warranty by the Secured Party.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

QUADRAMED CORPORATION

By:	/s/ John C. Wright
Name:	John C. Wright
Title:	Chief Financial Officer

/s/ James D. Durham
James D. Durham

ANNEX I TO SECURITY AGREEMENT

PERFECTION CERTIFICATE

1. Name. The exact legal name of the Grantor as that name appears on its Certificate of Incorporation and, if Grantor is a registered organization, on the public record of the Grantor’s jurisdiction of organization, is as follows:

Name of Debtor	Jurisdiction of organization
Quadramed Corporation	Delaware

2. Other Identifying Factors.

(a) The following is the mailing address of the Grantor is:

Name of Debtor	Address
Quadramed Corporation	12110 Sunset Hills Rd, Reston, Virginia 20190

(b) If different from its mailing address, each Grantor’s place of business or, if more than one, its chief executive office is located at the following address:

Name of Debtor	Other place of business or chief executive office
Quadramed Corporation	None

(c) The following is the type of organization of each Grantor:

Name of Debtor	Type of organization
Quadramed Corporation	Corporation

(d) The following is each Grantor’s state issued organizational identification number (state “None” if the state does not issue such a number):

Name of Debtor	Organization identification number
Quadramed Corporation	52-1992861 (FEIN)

3. Other Names. Etc.

(a) The following is a list of all other names (including trade names) used by the Grantor, or any other business or organization to which any Grantor became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise during the past five years:

Name of Debtor	Tradenames, predecessor organizations
Quadramed Corporation	None